2ND QUARTER 2019 EARNINGS CALL AUGUST 7, 2019

CAUTIONARY STATEMENT This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs and rate base or customer growth) and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about the acquisition and integration of Vectren Corporation (the “merger”), our growth and guidance (including earnings; customer, utility and rate base growth expectations; anticipated merger cost savings; and non-utility business performance), the performance of and our strategy with respect to Enable Midstream Partners, LP (“Enable”), operation and maintenance expense management efforts, capital resources and expenditures, including anticipated pipeline replacement work, our regulatory filings and projections (including the pending Houston Electric rate case, the Bailey to Jones Creek project in Texas and the Integrated Resources Plan and generation plan with an anticipated timeline in Indiana), our credit quality expectations, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable’s performance and ability to pay distributions and other factors described in CenterPoint Energy’s Form 10-K for the year ended December 31, 2018 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings” and in other filings with the SEC by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. A portion of slide 7 is derived from Enable’s investor presentation as presented during its Q2 2019 earnings presentation dated August 6, 2019. The information in this slide is included for informational purposes only. The content has not been verified by us, and we assume no liability for the same. You should consider Enable’s investor materials in the context of its SEC filings and its entire investor presentation, which is available at http://investors.enablemidstream.com. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. 2

ADDITIONAL INFORMATION Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), including presentation of income available to common shareholders and diluted earnings per share, the Company also provides guidance based on adjusted income and adjusted diluted earnings per share, which are non- GAAP financial measures. Additional non-GAAP financial measures used by the Company include core operating income, adjusted operating income and adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. The Company’s adjusted income and adjusted diluted earnings per share used in providing earnings guidance calculation excludes from income available to common shareholders and diluted earnings per share, respectively, the impact of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business. The Company’s guidance for 2019 does not reflect certain merger impacts, which are integration and transaction-related fees and expenses, including severance and other costs to achieve anticipated cost savings as a result of the merger and merger financing impacts in January, before the completion of the merger due to the issuance of debt and equity securities to fund the merger that resulted in higher net interest expense, preferred stock dividend requirements and higher common stock share count. The core operating income calculation for the Company’s Houston Electric – T&D reportable segment excludes the transition and system restoration bonds. The adjusted EBITDA calculation for the Company’s Energy Services reportable segment, or CES, excludes mark-to-market gains and losses and annual capital expenditures and for the Company’s Infrastructure Services reportable segment, or CIS, excludes certain merger-related expenses and annual capital expenditures. The adjusted operating income calculation for Energy Services excludes mark-to-market gains and losses and for Infrastructure Services excludes certain merger-related expenses. A reconciliation of income available to common shareholders and diluted earnings per share to the basis used in providing guidance is provided in this presentation on slides 31-34. The Company is unable to present a quantitative reconciliation of forward-looking adjusted income and adjusted diluted earnings per share used in providing earnings guidance because changes in the value of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business are not estimable as they are highly variable and difficult to predict due to various factors outside of management’s control. These excluded items, along with the excluded impacts associated with the merger, could have a material impact on GAAP-reported results for the applicable guidance period. A reconciliation of adjusted EBITDA and adjusted operating income for Energy Services and Infrastructure Services are provided in this presentation on slides 35 and 36, respectively. Management evaluates the Company’s financial performance in part based on adjusted income, adjusted diluted earnings per share, core operating income and adjusted operating income. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of the Company’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non- GAAP financial measures exclude items that Management believes does not most accurately reflect the Company’s fundamental business performance. Management also evaluates adjusted EBITDA to assess a segment’s ability to generate cash. These excluded items are reflected in the reconciliation tables on slides 31-36. The Company’s adjusted income, adjusted diluted earnings per share, core operating income, adjusted operating income and adjusted EBITDA non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share and operating income, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 2019 Earnings Per Share Guidance Assumptions CenterPoint Energy’s 2019 earnings per share guidance range considers operations performance to date and assumptions for certain significant variables that may impact earnings, such as customer growth (approximately 2% for electric operations and 1% for natural gas distribution) and usage including normal weather, throughput, commodity prices, recovery of capital invested through rate cases and other rate filings, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings, as well as the volume of work contracted in our Infrastructure Services business. The range also considers anticipated cost savings as a result of the merger. The range assumes the lower end of Enable’s 2019 guidance range for net income attributable to common units, provided on Enable’s Q2 2019 earnings call on August 6, 2019. In providing this guidance, CenterPoint Energy uses a non-GAAP measure of adjusted diluted earnings per share that does not consider other potential impacts, such as changes in accounting standards or unusual items, including those from Enable, earnings or losses from the change in the value of ZENS and the related securities, or the timing effects of mark-to-market accounting in the Company’s Energy Services business, which, along with the certain excluded impacts associated with the merger, could have a material impact on GAAP reported results for the applicable guidance period. Refer to the information above in “Use of Non-GAAP Financial Measures” for3 reconciliation information.

AGENDA

Section	Topics
Scott Prochazka President and CEO	• Second Quarter Performance • CenterPoint Value Proposition • Midstream Strategy Update • Non-Utility Businesses Cash Contribution • Continued Near-term Focus • Key Regulatory Highlights • Environmental, Social and Governance (ESG) Update
Xia Liu Chief Financial Officer	• Utility Highlights • Second Quarter Consolidated EPS Drivers • Energy Services and Infrastructure Services Performance and Projections • 2019 Guidance Basis EPS Forecast • Guidance Basis EPS Outlook
Appendix	• Business Segment Operating Income Drivers - Houston Electric – T&D - Natural Gas Distribution • First Half Year Consolidated EPS Drivers • Infrastructure Services Overview and Backlog • Regulatory Updates • Merger-Related Expenses Detail • Income, EPS, Adjusted EBITDA and Operating Income Reconciliations



4

SECOND QUARTER 2019 PERFORMANCE 2019 2018 Q2 GAAP Diluted EPS $0.33 ($0.17) Vectren merger impacts(1) 0.06 0.06 Energy Services mark-to-market (gains) losses (0.05) (0.01) ZENS-related mark-to-market (gains) losses: Marketable securities(2) (0.10) (0.04) Indexed debt securities(3) 0.11 0.46 Q2 Guidance Basis (Non-GAAP) $0.35 $0.30 Diluted EPS Notes: Please refer to slide 3 for information on non-GAAP measures (1) Integration and transaction-related fees and expenses, including severance and other costs to achieve anticipated cost savings as a result of the merger (2) As of and after June 14, 2018, comprised of common stock of AT&T Inc. and Charter Communications, Inc. Prior to June 14, 2018, comprised of common stock of Time Warner Inc. and Charter Communications, Inc. 5 (3) 2018 results include amount associated with the acquisition of Time Warner Inc. by AT&T Inc.

CENTERPOINT VALUE PROPOSITION • Increasing earnings contribution from regulated utilities through 2019 Estimated Earnings(1) Contribution capital investment to serve our customers 25% • Cash generated from non-utility Non-Utility businesses to support utility capital investment 75% Utility • Continued commitment to solid investment grade credit quality and a strong balance sheet • Delivering shareholder value through 5 – 7% EPS growth(2) and consistent dividend growth Note: Please refer to slide 3 for information on non-GAAP measures (1) Calculated as a combined total of operating income and Midstream equity earnings, where operating income excludes Houston Electric transition and system restoration bonds, Energy Services mark- to-market gains and losses as well as certain merger-related expenses 6 (2) Guidance basis EPS growth through 2023, based off 2018’s guidance basis EPS, excluding impacts associated with the merger, of $1.60

CENTERPOINT TO MAINTAIN INVESTMENT IN ENABLE • Merger with Vectren has increased utility scale and capital needs and reduced Enable’s relative contribution to our earnings • Enable continues to deliver solid performance, while maintaining a strong financial position • Higher natural gas gathered, natural gas processed, crude oil and condensate gathered and natural gas transported volumes for Q2 2019 versus Q2 2018 • Achieved a distribution coverage ratio of 1.37x in Q2 2019 • Consistent cash distribution from Enable to support utility growth • Received to date over $1.7 billion cash distribution from common units since 2013 • Enable announced a distribution increase of approximately 4% on their Q2 2019 earnings call on August 6, 2019 Cumulative cash provided by Enable common units to CenterPoint 2013 2015 2017 2019 2021 2023 $1.0 billion $2.0 billion(1) $3.0 billion(1) Note: Please reference Enable’s second quarter 2019 Form 10-Q and earnings materials dated August 6, 2019 7 (1) Expected based on current distribution levels

NON-UTILITY BUSINESSES GENERATE STEADY CASH SUPPORTING UTILITY GROWTH $481 $466 $445 $446 $440 $297 $297 $298 $294 $297 $ Millions $ $105 $103 $119 $109 $94 $66 $79 $28 $43 $49 2014 2015 2016 2017 2018 (1) (2) CES Adjusted EBITDA CIS Adjusted EBITDA Midstream cash distribution(3) Note: CES – CenterPoint Energy Services; CIS – CenterPoint Infrastructure Services; Adjusted EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization; Please refer to slide 35 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures (1) Mark-to-market gains/losses for CES are excluded from adjusted EBITDA. For reference, capital expenditure amounts by year are as follows: 2014 - $3 million; 2015 - $5 million; 2016 - $5 million; 2017 - $11 million; 2018 - $20 million (2) CIS was not a part of CenterPoint Energy for the periods presented above, as the merger was not completed until February 1, 2019. For reference, capital expenditure amounts by year are as follows: 2014 8 - $54 million; 2015 - $78 million; 2016 - $43 million; 2017 - $48 million; 2018 - $50 million (3) Represents distributions on Enable common units only

CONTINUED NEAR-TERM FOCUS AREAS Strengthen utility infrastructure to provide long-term customer Execute on merger value integration Manage O&M Execute regulatory spending strategy 9

REGULATORY UPDATES

Houston Electric

- Rate case timeline
  - Hearings occurred June 2019
  - Initial and reply briefs completed mid-July 2019
  - Anticipate recommendation from the Administrative Law Judge in late 3rd quarter 2019
  - Anticipate ruling from the Public Utility Commission of Texas (PUCT) in the fourth quarter of 2019
- Bailey to Jones Creek 345kV transmission line(1)
  - Anticipate a ruling from the PUCT in second half of 2019

Rate base by state(2)


7%
8%
6%
54%
25%
Texas
Indiana
Ohio
Minnesota
Other(3)

Natural Gas Distribution

- Received rate relief for Texas GRIP and Indiana CSIA
- Expect to receive final order in Ohio rate case in second half of 2019
- Filed for additional rate relief in Ohio and other jurisdictions
- Targeting replacement of cast iron pipe in Indiana and Ohio by 2023

Note: Please see slides 25 – 29 for full detail on regulatory filings; GRIP - Gas Reliability Infrastructure Program; CSIA - Compliance and System Improvement Adjustment

(1) For more information on the Bailey to Jones Creek project, please visit: https://www.centerpointenergy.com/en-us/corporate/about-us/bailey-jones-creek

(2) Total projected rate base for the year ended December 31, 2018 and not just the amount that has been reflected in rates. Amounts may differ from regulatory filings. Indiana and Ohio jurisdictions were not a part of CenterPoint Energy as of December 31, 2018

(3) Includes Arkansas, Louisiana, Mississippi and Oklahoma gas distribution jurisdictions. These jurisdictions utilize cost of service mechanisms to true up capital and expense recovery

10

INDIANA ELECTRIC GENERATION TIMELINE Anticipated New Generation Timeline: 2019 2020 2021+ • Q2: All source Request for • Q2: Anticipate IRP filing • Anticipate decision on Proposals (RFP) issued (to (does not require approval) proposed solutions be used as input for the IRP) • Q3/Q4: Potential filing(s) for • Potential investment begins • Reconnecting with customers certificate(s) of approval and other stakeholders 11 Note: IRP – Integrated Resource Plan

ENVIRONMENTAL STEWARDSHIP

- Reducing greenhouse gases (GHG)
  - ✓ Combined company GHG emissions have been reduced annually in excess of 30% per unit of natural gas delivered since 2012, primarily driven by cast iron and other pipeline replacement programs
  - ✓ Reduced CO_2 emissions from generation assets by approximately 20% from 2005 to 2018

CenterPoint Fixed Assets(1)



Generation 3%
Non-generation 97%

- Emission avoidance and reduction
  - ✓ Avoided more than 17,000 tons of CO_2 emissions since 2009 by reducing truck rolls via Houston Electric's Advanced Metering System automation
  - ✓ Energy Services has been purchasing and selling "green gas", also known as renewable natural gas, for more than 10 years
  - ✓ Conservation Improvement Program helped customers save more than 2.4 billion cubic feet of natural gas, reducing carbon footprint by 128,000 metric tons

Note: CenterPoint Energy's 2018 Corporate Responsibility Report is available at http://investors.centerpointenergy.com/; report is not inclusive of Vectren stats
(1) As of June 30, 2019

12

AGENDA

CenterPoint Energy

Scott Prochazka
President and CEO

- Second Quarter Performance
- CenterPoint Value Proposition
- Midstream Strategy Update
- Non-Utility Businesses Cash Contribution
- Continued Near-term Focus
- Key Regulatory Highlights
- Environmental, Social and Governance (ESG) Update

Xia Liu
Chief Financial Officer

- Utility Highlights
- Second Quarter Consolidated EPS Drivers
- Energy Services and Infrastructure Services Performance and Projections
- 2019 Guidance Basis EPS Forecast
- Guidance Basis EPS Outlook



Appendix

- Business Segment Operating Income Drivers
  - Houston Electric – T&D
  - Natural Gas Distribution
- First Half Year Consolidated EPS Drivers
- Infrastructure Services Overview and Backlog
- Regulatory Updates
- Merger-Related Expenses Detail
- Income, EPS, Adjusted EBITDA and Operating Income Reconciliations

13

STRONG UTILITY PERFORMANCE Customer Growth • Houston Electric: ~ 43,000 customers added year-over-year (1.7% annual growth) • Natural Gas Distribution: over 48,000 customers added year-over-year in legacy CenterPoint jurisdictions (1.4% annual growth) and ~ 1.1 million inclusive of new jurisdictions • Indiana Electric: added over 145,000 customers to CenterPoint customer base as a result of the merger O&M Management • Anticipate in excess of $50 million synergy savings in 2019, exclusive of costs to achieve • Continued focus on cost management to achieve operational efficiency Capital Investment • Expect capital for 2019 – 2023 to be maintained at the levels provided in the 2018 Form 10-K - Increased system modernization at Houston Electric - Increased pipeline replacement work for Natural Gas Distribution business - Anticipate some capital spending at Indiana Electric to be delayed beyond 2023 14

Q2 2019 V. Q2 2018 GUIDANCE BASIS EPS[(1)]


$0.30
$0.12
Primary Drivers:
↑ $0.08 Businesses Acquired in the Merger
↑ $0.04 Rate Relief
↑ $0.02 Customer Growth
↑ $0.02 O&M Management
↓ $0.02 Equity Return
$0.04
Primary Drivers:
↑ $0.06 Businesses Acquired in the Merger
↓ $0.02 Energy Services
$0.03
Primary Drivers:
↑ Enable performance(5)
$0.14
Primary Drivers:
↑ $0.04 Reduced Income Tax Expense
↓ $0.17 Merger Financing
$0.35
Q2 2018 Guidance Basis EPS (1)
Utility Operations Operating Income(2)
Energy Services and Infrastructure Services Operating Income(3)
Midstream Investments
Other(4)
Q2 2019 Guidance Basis EPS (1)

Note: All bars exclude certain merger integration and transaction related fees and expenses. Bars for Utility Operations; Energy Services and Infrastructure Services; and Midstream Investments all utilize the 2018 tax rate and the 2018 share count

(1) Please refer to slide 31 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures

(2) Includes Houston Electric – T&D, Indiana Electric – Integrated and Natural Gas Distribution; excludes transition and system restoration bonds and TCJA revenue reductions. See slides 20 and 21 for details

(3) Energy Services excludes mark-to-market gain of $30 million in 2019 and $8 million in 2018

(4) Includes the Corporate and Other segment, TCJA revenue reductions attributable to the Houston Electric – T&D and legacy CenterPoint Natural Gas Distribution jurisdictions, as well as other income, interest expense (excluding transition and system restoration bonds), income taxes, preferred stock dividend requirements and the increase in share count

(5) Please reference Enable's second quarter 2019 Form 10-Q and earnings materials dated August 6, 2019

15

ENERGY SERVICES AND INFRASTRUCTURE SERVICES ADJUSTED OPERATING INCOME(1) Energy Services Infrastructure Services $84 - $94 $63 $66 $66 $56 Six Months $42 $47 $35 - $45 Remaining Six Months Remaining YTD YTD (2) 2016A 2017A 2018A 2019E (2) 2016A 2017A 2018A 2019E $60 $60 $ Millions $ $50 $50 $40 $40 $30 $30 $20 $20 $10 $10 $0 $0 ($10) ($10) 2017 2018 2019A 2017 2018 2019A ($20) ($20) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Note: Refer to slide 3 for information on non-GAAP measures (1) Excludes Energy Services mark-to-market gains and losses and Infrastructure Services merger-related expenses 16 (2) 2019 results include actuals for January 1, 2019 through June 30, 2019 and projections for July 1, 2019 through December 31, 2019. Infrastructure Services was not a part of CenterPoint Energy until February 1, 2019. January 2019 actual results included an operating loss of $10 million as part of Vectren and are reflected above. Refer to slide 36 for a reconciliation to GAAP measures

2019 V. 2018 GUIDANCE BASIS EPS[1]

CenterPoint Energy



First Half $(0.04)(5)
Six Months Remaining
$1.60
$0.75 Second Half
$0.85 First Half
2018 Guidance Basis EPS (1)
$0.26
Utility Operations Operating Income (2)
$0.03
Energy Services and Infrastructure Services Operating Income (3)
$0.02
Midstream Investments
$0.29
Other (4)
$0.36
Utility Operations Operating Income (2)
$0.17
Energy Services and Infrastructure Services Operating Income (3)
$0.08
Midstream Investments
$0.36
Other (4)
$1.65*
$1.70
$1.60
$0.81 First Half
2019 Guidance Basis EPS (1)

* **Primary factors of variability include weather, commodity prices, regulatory filings and effective tax rate**

Note: Refer to slide 2 for information on forward-looking statements and refer to slide 3 for information on non-GAAP measures and 2019 earnings per share guidance assumptions that include assumptions for certain significant variables that may impact earnings. Guidance does not consider other potential impacts, such as changes in accounting standards or unusual items, including those from Enable, earnings or losses from the change in the value of ZENS and the related securities, or the timing effects of mark-to-market accounting in the Company's Energy Services business and certain excluded impacts associated with the merger. All bars exclude certain merger integration and transaction related fees and expenses as well as merger financing impacts before the completion of the merger. Legacy Vectren results represented for February 1, 2019 through December 31, 2019 only. Bars for Utility Operations; Energy Services and Infrastructure Services; and Midstream Investments all utilize the 2018 tax rate and the 2018 share count

(1) Please refer to slides 31 - 34 for reconciliation to GAAP measures
(2) Includes Houston Electric – T&D, Indiana Electric – Integrated and Natural Gas Distribution; excludes transition and system restoration bonds and TCJA revenue reductions
(3) Energy Services excludes mark-to-market gains and losses
(4) Includes the Corporate and Other segment, TCJA revenue reductions attributable to the Houston Electric – T&D and legacy CenterPoint Natural Gas Distribution jurisdictions, as well as other income, interest expense (excluding transition and system restoration bonds), income taxes, preferred stock dividend requirements and the increase in share count. Merger-related financing represents February 1, 2019 through December 31, 2019 results only
(5) Please refer to slide 22 for first half of year variance walk

17

GUIDANCE BASIS EPS OUTLOOK

CenterPoint Energy

Reiterate 2019 Guidance Basis EPS and 5-Year EPS Growth Rate



EPS on a Guidance (Non-GAAP) Basis
$1.70
$1.60
$1.50
$1.40
$1.30
$1.60 – $1.70(1)
2019

Target 5-7% CAGR growth rate through 2023

Based off 2018 guidance basis EPS, excluding impacts associated with the merger, of $1.60[2]

2020 Guidance Basis EPS to be Updated on Q4 Earnings Call

Initiating annual planning process - will incorporate drivers into the 2020 forecast:

- Strong rate base growth[3]
- Steady utility customer growth
- Rate relief, including the outcome of the Houston Electric rate case
- A full year contribution from Vectren businesses
- Enable's 2020 guidance
- System integration costs necessary to complete the merger

Notes: Refer to slide 3 for information on non-GAAP measures and 2019 earnings per share guidance assumptions that include assumptions for certain significant variables that may impact earnings. Guidance does not consider other potential impacts, such as changes in accounting standards or unusual items, including those from Enable, earnings or losses from the change in the value of ZENS and the related securities, or the timing effects of mark-to-market accounting in the Company's Energy Services business and certain excluded impacts associated with the merger.

(1) Includes both utility and non-utility anticipated cost savings resulting from the merger, exclusive of costs to achieve those savings. Excludes certain integration and transaction-related fees and expenses. Excludes merger financing impacts in January, prior to the completion of the merger

(2) Please see slide 34 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures

(3) Assuming approximately 8% rate base growth CAGR from 2018 – 2023

18

AGENDA

Scott Prochazka President and CEO	• Second Quarter Performance • CenterPoint Value Proposition • Midstream Strategy Update • Non-Utility Businesses Cash Contribution • Continued Near-term Focus • Key Regulatory Highlights • Environmental, Social and Governance (ESG) Update
Xia Liu Chief Financial Officer	• Utility Highlights • Second Quarter Consolidated EPS Drivers • Energy Services and Infrastructure Services Performance and Projections • 2019 Guidance Basis EPS Forecast • Guidance Basis EPS Outlook

Appendix	• Business Segment Operating Income Drivers
	  - Houston Electric – T&D
	  - Natural Gas Distribution
	• First Half Year Consolidated EPS Drivers
	• Infrastructure Services Overview and Backlog
	• Regulatory Updates
	• Merger-Related Expenses Detail
	• Income, EPS, Adjusted EBITDA and Operating Income Reconciliations

19

HOUSTON ELECTRIC – T&D: CORE OPERATING INCOME DRIVERS Q2 2019 V. Q2 2018 $7 $17 $167 $160 $19 $24 $6 $6 $13 Federal income tax expense is also decreased $ Millions $ $143 $147 Q2 2018 Houston TCJA revenue Rate relief (2) Customer growth Other (3) Depreciation and Q2 2019 Houston Electric - T&D Core reduction taxes Electric - T&D Core Operating Income (1) Operating Income (4) Operating Income, excluding equity return Equity return, primarily related to true-up proceeds Note: (1) Houston Electric – T&D Core Operating Income excludes $14 million from transition and system restoration bonds (2) Includes rate changes, exclusive of the TCJA impact 20 (3) Includes lower usage of $13 million and lower equity return of $11 million. These were partially offset by lower operation and maintenance expenses of $3 million (4) Houston Electric – T&D Core Operating Income excludes $9 million from transition and system restoration bonds

NATURAL GAS DISTRIBUTION: OPERATING INCOME DRIVERS Q2 2019 V. Q2 2018 $19 $17 $4 $ Millions $ $47 Federal income tax expense is also decreased $3 $7 $7 $2 Q2 2018 Natural TCJA revenue Rate relief(1) Customer growth Other(2) Depreciation and Jurisdictions Q2 2019 Natural Gas Distribution reduction taxes acquired in Gas Distribution Operating Income merger Operating Income Note: (1) Includes rate increases, exclusive of the TCJA impact 21 (2) Includes decoupling normalization timing benefit of $8 million and lower operation and maintenance expenses of $6 million

FIRST HALF 2019 V. FIRST HALF 2018 GUIDANCE BASIS EPS[(1)]



$0.85
$0.26
$0.03
$0.02
$0.29
$0.81
Primary Drivers:
↑ $0.19 Businesses Acquired in the Merger
↑ $0.09 Rate Relief
↑ $0.04 Customer Growth
↓ $0.04 Equity Return
Primary Drivers:
↑ $0.06 Businesses Acquired in the Merger
↓ $0.09 Energy Services
Primary Drivers:
↑ Enable performance(5)
Primary Drivers:
↑ $0.06 Reduced Income Tax Expense
↓ $0.29 Merger Financing
Six Months Ended 2018 Guidance Basis EPS(1)
Utility Operations Operating Income(2)
Energy Services and Infrastructure Services Operating Income (3)
Midstream Investments
Other(4)
Six Months Ended 2019 Guidance Basis EPS(1)

Note: All bars exclude certain merger integration and transaction related fees and expenses as well as financing impacts before the completion of the merger. Legacy Vectren results represented for February 1, 2019 through June 30, 2019 only. Bars for Utility Operations; Energy Services and Infrastructure Services; and Midstream Investments all utilize the 2018 tax rate and the 2018 share count

(1) Please refer to slide 32 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures
(2) Includes Houston Electric – T&D, Indiana Electric – Integrated and Natural Gas Distribution; excludes transition and system restoration bonds and TCJA revenue reductions.
(3) Energy Services excludes mark-to-market gain of $49 million in 2019 and loss of $72 million in 2018
(4) Includes the Corporate and Other segment, TCJA revenue reductions attributable to the Houston Electric – T&D and legacy CenterPoint Natural Gas Distribution jurisdictions, as well as other income, interest expense (excluding transition and system restoration bonds), income taxes, preferred stock dividend requirements and the increase in share count. Merger-related financing represents February 1, 2019 through June 30, 2019 results only
(5) Please reference Enable's second quarter 2019 Form 10-Q and earnings materials dated August 6, 2019

22

INFRASTRUCTURE SERVICES OVERVIEW • Long-term relationships with customers averages approximately 35 years with top 10 distribution customers • Building on history and reputation with addition of several significant new customers over the past few years • Three construction divisions: Distribution Transmission Municipal Revenue Composition (1) Pipeline Pipeline Pipeline As of June 30, 2019 construction and construction and construction and maintenance in maintenance in oil, repair in water and 2% natural gas natural gas and wastewater distribution liquids pipeline pipeline markets pipeline industry construction 37% industry Geographic focus Geographic focus within Midwest and 61% across 30 states Geographic focus Southern U.S. within Midwest and Northern U.S. Transmission Distribution Municipal 23 Note: (1) From the period February 1, 2019 through June 30, 2019

INFRASTRUCTURE SERVICES BACKLOG • Backlog represents the amount of revenue CIS expects to realize from work to be performed on uncompleted contracts in the next twelve months • CIS primarily operates under two types of contracts, both of which are generally less than 1 year and consist of fixed price, unit, and time and materials billing structure – Blanket contracts: master service agreement contracts billed at least monthly, with no contractual volume commitment – Bid contracts: contractual commitment of customer to specific service to be performed for specific price 12 Month Backlog (in millions) $996 $933 $730 $715 $455 $317 34% $105 $250 $610 $616 66% $480 $541 Q3'18 Q4'18 Q1'19 Q2'19(1) Blanket Bid 24 Note: CIS – CenterPoint Infrastructure Services (1) Approximately half of the $300 million single transmission project remains in backlog as of June 30, 2019

ELECTRIC OPERATIONS
Q2 2019 REGULATORY UPDATE

CenterPoint Energy

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy - Houston Electric (PUCT)					
Rate Case (1)	$155	Apr-19	TBD	TBD	On April 5, 2019, and subsequently adjusted in errata filings in May and June 2019, Houston Electric filed its base rate application with the PUCT and the cities in its service area to change its rates, seeking approval for base rate increases of approximately $149 million, including a rider of $(40) million discussed below, for service to retail customers and approximately $5 million for wholesale transmission service based on a test year ending December 31, 2018. This rate filing is based on a rate base of $6.4 billion and a 10.4% ROE. Houston Electric last filed for a base rate increase on June 30, 2010, with a test year ending December 31, 2009. Houston Electric also requested a prudency determination on all capital investments made since January 1, 2010, the establishment of a rider to refund over three years to its customers approximately $119 million of unprotected EDIT resulting from the TCJA, updated depreciation rates and approval to clarify and update various non-rate tariff provisions. Recovery of all reasonable and necessary rate case expenses for this case and certain prior rate case proceedings were severed into a separate proceeding. A hearing was held June 24–28, 2019, and a final order is expected in the fourth quarter of 2019.
EECRF	39	May-19	Mar-2020	TBD	The requested amount, as amended in an errata filing in July 2019, is comprised primarily of the following: 2020 Program costs of $38 million, 2018 over recovery of ($6) million and 2018 Earned bonus of $7 million.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
EECRF – Energy Efficiency Cost Recovery Factor; EDIT – Excess Deferred Income Taxes
(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

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ELECTRIC OPERATIONS
Q2 2019 REGULATORY UPDATE

CenterPoint Energy

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy - Indiana Electric (IURC)					
TDSIC	3	Feb-19	May-19	May-19	Requested an increase of $24 million to rate base, which reflects a $3 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in a change of $5 million, and a change in the total (over)/under-recovery variance of $5 million annually.
TDSIC (1)	4	Aug-19	Nov-19	TBD	Requested an increase of $35 million to rate base, which reflects a $4 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes a change in (over)/under-recovery variance of $4 million annually.
ECA - MATS	13	Feb-18	Jan-19	Apr-19	Requested an increase of $58 million to rate base, which reflects a $13 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism includes recovery of prior accounting deferrals associated with investments (depreciation, carrying costs, operating expenses).
CECA	2	Feb-19	Jun-19	May-19	Requested an increase of $13 million to rate base related to solar pilot investments, which reflects a $2 million annual increase in current revenues. Additional solar investment to supply 50 MW of solar capacity is approved and will be included for recovery once completed in 2021.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
TDSIC – Transmission, Distribution and Storage System Improvement Charge; ECA – Environmental Cost Adjustment; CECA – Clean Energy Cost Adjustment
(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

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NATURAL GAS DISTRIBUTION
Q2 2019 REGULATORY UPDATE

CenterPoint Energy

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy and CERC - Beaumont/East Texas, South Texas, Houston and Texas Coast (Railroad Commission)					
GRIP	20	Mar-19	Jul-19	Jun-19	Based on net change in invested capital of $123 million.
CenterPoint Energy and CERC - Arkansas (APSC)					
FRP (1)	14	Apr-19	Oct-19	TBD	Based on ROE of 9.5% approved in the last rate case. On July 31, 2019, a unanimous comprehensive settlement was filed that, if approved, would result in an FRP revenue increase of $7 million and includes additional non-monetary items.
CenterPoint Energy and CERC – Minnesota (MPUC)					
CIP Financial Incentive	11	May-19	TBD	TBD	CIP Financial Incentive based on 2018 activity.
CenterPoint Energy and CERC - Mississippi (MPSC)					
RRA (1)	2	May-19	TBD	TBD	Based on ROE of 9.26%.
CenterPoint Energy and CERC - Oklahoma (OCC)					
PBRC (1)	2	Mar-19	TBD	TBD	Based on ROE of 10%. On July 27, 2019, the ALJ recommended that the OCC approve an increase of $2 million. The OCC is anticipated to issue a final order on the PBRC docket in the third quarter of 2019.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
GRIP – Gas Reliability Infrastructure Program; FRP – Formula Rate Plan; CIP – Conservation Improvement Program; RRA – Rate Regulation Adjustment; PBRC – Performance Based Rate Change; ALJ – Administrative Law Judge
(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

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NATURAL GAS DISTRIBUTION Q2 2019 REGULATORY UPDATE

CenterPoint Energy

Mechanism	Annual Increase (Decrease) (1) (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy - Indiana South - Gas (IURC)					
CSIA	3	Oct-18	Jan-19	Jan-19	Requested an increase of $16 million to rate base, which reflects a $3 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in a change of $(2) million, and a change in the total (over)/under-recovery variance of $(4) million annually.
CSIA	5	Apr-19	Jul-19	Jul-19	Requested an increase of $22 million to rate base, which reflects a $5 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in a change of $1 million, and a change in the total (over)/under-recovery variance of $3 million annually.
CenterPoint Energy - Indiana North - Gas (IURC)					
CSIA	3	Oct-18	Jan-19	Jan-19	Requested an increase of $54 million to rate base, which reflects a $3 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in a change of $(10) million, and a change in the total (over)/under-recovery variance of $(17) million annually.
CSIA	13	Apr-18	Jul-19	Jul-19	Requested an increase of $58 million to rate base, which reflects a $13 million annual increase in current revenues. 80% of revenue requirement is included in requested rate increase and 20% is deferred until next rate case. The mechanism also includes refunds associated with the TCJA, resulting in a change of $(2) million, and a change in the total (over)/under-recovery variance of $12 million annually.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
CSIA – Compliance and System Improvement Adjustment

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NATURAL GAS DISTRIBUTION Q2 2019 REGULATORY UPDATE

CenterPoint Energy

Mechanism	Annual Increase (Decrease) [1] (in millions)	Filing Date	Effective Date	Approval Date	Additional Information
CenterPoint Energy - Ohio (PUCO)					
DRR [1]	11	May-19	Sep-19	TBD	Requested an increase of $78 million to rate base for investments made in 2018, which reflects a $11 million annual increase in current revenues. A change in (over)/under-recovery variance of $(3) million annually is also included in rates. All pre-2018 investments are included in rate case request.
Rate Case [1]	23	Mar-18	TBD	TBD	Settlement agreement awaiting approval by PUCO that provides for a $23 million annual increase in current revenues. Settlement agreement also includes $622 million of total rate base, a 7.48% overall rate of return, and extension of conservation and DRR programs. A final order is expected in the third quarter of 2019.
TSCR [1]	(18)	Jan-19	TBD	TBD	Application to flow back to customers certain benefits from the TCJA. Initial impact reflects credits for 2018 of $(10) million and 2019 of $(8) million, with mechanism to begin in conjunction with new base rates.

Note: Please see slides posted under regulatory information for additional detail (http://investors.centerpointenergy.com/regulatory-information)
DRR – Distribution Replacement Rider; TSCR – Tax Savings Credit Rider
(1) Represents proposed increases (decreases) when effective date and/or approval date is not yet determined. Approved rates could differ materially from proposed rates

29

SUMMARY OF MERGER-RELATED EXPENSES(1)

CenterPoint Energy

($ in millions)	Quarter Ended June 30, 2019 O&M Expense	Quarter Ended June 30, 2019 Amortization of Intangibles(3)	Quarter Ended June 30, 2019 Total Impact	Six Months Ended June 30, 2019 O&M Expense(2)	Six Months Ended June 30, 2019 Amortization of Intangibles(3)	Six Months Ended June 30, 2019 Total Impact
Houston Electric - T&D	$ -	$ -	$ -	$ 10	$ -	$ 10
Indiana Electric - Integrated	-	-	-	20	-	20
Natural Gas Distribution(4)	-	-	-	53	-	53
Infrastructure Services	-	7	7	13	9	22
Corporate and Other(5)	36	(4)	32	46	2	48
Operating Income Impact	$ 36	$ 3	$ 39	$ 142	$ 11	$ 153

($ in millions)	Quarter Ended June 30, 2018 O&M Expense(2)	Quarter Ended June 30, 2018 Amortization of Intangibles	Quarter Ended June 30, 2018 Total Impact	Six Months Ended June 30, 2018 O&M Expense(2)	Six Months Ended June 30, 2018 Amortization of Intangibles	Six Months Ended June 30, 2018 Total Impact
Corporate and Other	27	-	27	27	-	27
Operating Income Impact	$ 27	$ -	$ 27	$ 27	$ -	$ 27

Notes:
(1) Represents certain impacts reported in operating income which are excluded from guidance basis EPS
(2) 2019 amount primarily consists of severance and incentive compensation costs; 2018 amount primarily consists of transaction costs
(3) Attributable to construction backlog; reported in non-utility cost of revenues, including natural gas
(4) Includes $10 million attributable to legacy CenterPoint Natural Gas Distribution jurisdictions and $43 million attributable to new jurisdictions acquired through the merger
(5) Includes amounts associated with Energy Systems Group (ESG)

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RECONCILIATION: INCOME AND DILUTED EPS TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE

CenterPoint Energy

	Quarter Ended							
	June 30, 2019				June 30, 2018			
	Dollars in millions		Diluted EPS		Dollars in millions		Diluted EPS	
Consolidated income (loss) available to common shareholders and diluted EPS	$	165	$	0.33	$	(75)	$	(0.17)
Timing effects impacting CES[(1)]:								
Mark-to-market (gains) losses (net of taxes of $7 and $2)[(2)]		(23)		(0.05)		(6)		(0.01)
ZENS-related mark-to-market (gains) losses:								
Marketable securities (net of taxes of $14 and $4)[(2)(3)]		(50)		(0.10)		(18)		(0.04)
Indexed debt securities (net of taxes of $15 and $54)[(2)(4)]		53		0.11		200		0.46
Consolidated on a guidance basis	$	145	$	0.29	$	101	$	0.24
Impacts associated with the Vectren merger (net of taxes of $10 and $8)[(2)]		32		0.06		26		0.06
Consolidated on a guidance basis, excluding impacts associated with the Vectren merger	$	177	$	0.35	$	127	$	0.30

Notes: Refer to slide 3 for information on non-GAAP measures
(1) Energy Services segment
(2) Taxes are computed based on the impact removing such item would have on tax expense
(3) As of and after June 14, 2018, comprised of common stock of AT&T Inc. and Charter Communications, Inc. Prior to June 14, 2018, comprised of common stock of Time Warner Inc. and Charter Communications, Inc.
(4) 2018 results include amount associated with the acquisition of Time Warner Inc. by AT&T Inc.

31

RECONCILIATION: INCOME AND DILUTED EPS TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE

CenterPoint Energy

	Six Months Ended			
	June 30, 2019		June 30, 2018	
	Dollars in millions	Diluted EPS	Dollars in millions	Diluted EPS
Consolidated income available to common shareholders and diluted EPS	$ 305	$ 0.61	$ 90	$ 0.21
Timing effects impacting CES[(1)]:				
Mark-to-market (gains) losses (net of taxes of $12 and $17)[(2)]	(37)	(0.08)	55	0.13
ZENS-related mark-to-market (gains) losses:				
Marketable securities (net of taxes of $31 and $5)[(2)(3)]	(116)	(0.23)	(18)	(0.04)
Indexed debt securities (net of taxes of $33 and $57)[(2)(4)]	121	0.24	215	0.49
Consolidated on a guidance basis	$ 273	$ 0.54	$ 342	$ 0.79
Impacts associated with the Vectren merger:				
Merger impacts other than the increase in share count (net of taxes of $34 and $8)[(2)]	126	0.25	26	0.06
Impact of increased share count on EPS	-	0.02	-	-
Total merger impacts	126	0.27	26	0.06
Consolidated on a guidance basis, excluding impacts associated with the Vectren merger	$ 399	$ 0.81	$ 368	$ 0.85

Notes: Refer to slide 3 for information on non-GAAP measures

(1) Energy Services segment

(2) Taxes are computed based on the impact removing such item would have on tax expense

(3) As of and after June 14, 2018, comprised of common stock of AT&T Inc. and Charter Communications, Inc. Prior to June 14, 2018, comprised of common stock of Time Warner Inc. and Charter Communications, Inc. Results prior to January 31, 2018 also included common stock of Time Inc.

(4) 2018 results include amount associated with the acquisition of Time Warner Inc. by AT&T Inc. as well as the Meredith tender offer for Time Inc. common stock

32

RECONCILIATION: INCOME AND DILUTED EPS TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE Six Months Ended December 31, 2018 Dollars in millions Diluted EPS Consolidated income available to common shareholders and diluted EPS $ 243 $ 0.53 Timing effects impacting CES(1): Mark-to-market (gains) losses (net of taxes of $9)(2) 29 0.05 ZENS-related mark-to-market (gains) losses: Marketable securities (net of taxes of $10) (2)(3) 35 0.08 Indexed debt securities (net of taxes of $8) (2) (32) (0.09) Consolidated on a guidance basis $ 275 $ 0.57 Impacts associated with the Vectren merger: Merger impacts other than the increase in share count (net of taxes of $4) (2) 55 0.12 Impact of increased share count on EPS - 0.06 Total merger impacts 55 0.18 Consolidated on a guidance basis, excluding impacts associated with the Vectren merger $ 330 $ 0.75 (1) Energy Services segment (2) Taxes are computed based on the impact removing such item would have on tax expense (3) Comprised of AT&T Inc. and Charter Communications, Inc. Notes: Refer to slide 3 for information on non-GAAP measures (1) Energy Services segment (2) Taxes are computed based on the impact removing such item would have on tax expense (3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc 33

RECONCILIATION: INCOME AND DILUTED EPS TO ADJUSTED INCOME AND ADJUSTED DILUTED EPS USED IN PROVIDING ANNUAL EARNINGS GUIDANCE

CenterPoint Energy

	Twelve Months Ended December 31, 2018	
	Dollars in millions	Diluted EPS
Consolidated income available to common shareholders and diluted EPS	$ 333	$ 0.74
Midstream Investments	(223)	(0.49)
Utility Operations [1]	110	0.25
Timing effects impacting CES[2]:		
Mark-to-market (gains) losses (net of taxes of $26)[3]	84	0.18
ZENS-related mark-to-market (gains) losses:		
Marketable securities (net of taxes of $5) [3][4]	17	0.04
Indexed debt securities (net of taxes of $49) [3][5]	183	0.40
Utility operations earnings on an adjusted guidance basis	$ 394	$ 0.87
Adjusted net income and adjusted diluted EPS used in providing earnings guidance:		
Utility Operations on a guidance basis	$ 394	$ 0.87
Midstream Investments	223	0.49
Consolidated on a guidance basis	$ 617	$ 1.36
Impacts associated with the Vectren merger:		
Merger impacts other than the increase in share count (net of taxes of $12) [3]	81	0.18
Impact of increased share count on Utility EPS	-	0.04
Impact of increased share count on Midstream EPS	-	0.02
Total merger impacts	81	0.24
Utility Operations on a guidance basis, excluding impacts associated with the Vectren merger	$ 475	$ 1.09
Midstream Investments excluding impacts associated with the Vectren merger	223	0.51
Consolidated on a guidance basis, excluding impacts associated with the Vectren merger	$ 698	$ 1.60

Notes: Refer to slide 3 for information on non-GAAP measures
(1) CenterPoint earnings excluding Midstream Investments
(2) Energy Services segment
(3) Taxes are computed based on the impact removing such item would have on tax expense
(4) As of and after June 14, 2018, comprised of common stock of AT&T Inc. and Charter Communications, Inc. Prior to June 14, 2018, comprised of common stock of Time Warner Inc. and Charter Communications, Inc. Results prior to January 31, 2018 also included common stock of Time Inc.
(5) 2018 results include amount associated with the acquisition of Time Warner Inc. by AT&T Inc. as well as the Meredith tender offer for Time Inc. common stock

34

RECONCILIATION: OPERATING INCOME TO ADJUSTED EBITDA FOR CES AND CIS CES CIS Year Ended Year Ended 2014 2015 2016 2017 2018 2014 2015 2016 2017 (2) 2018 (Dollars in millions) Operating Income on GAAP Basis $ 52 $ 42 $ 21 $ 126 $ (47) $ 83 $ 68 $ 56 $ 66 $ 66 CES mark-to-market (gains) losses (29) (4) 21 (79) 110 - - - - - Depreciation and amortization 5 5 7 19 16 36 44 38 40 40 Other expense - - - - - - (3) - (3) (1) Adjusted EBITDA(1) $ 28 $ 43 $ 49 $ 66 $ 79 $ 119 $ 109 $ 94 $ 103 $ 105 Notes: Refer to slide 3 for information on non-GAAP measures; CES - CenterPoint Energy Services; CIS - CenterPoint Energy Infrastructure Services 35 (1) Earnings before interest, taxes, depreciation and amortization (2) 2017 results exclude charge related to funding of Vectren foundation

RECONCILIATION: OPERATING INCOME TO ADJUSTED OPERATING INCOME FOR CES AND CIS

CenterPoint Energy

	CES Year Ended				CIS Year Ended			
(Dollars in Millions)	2016	2017	2018	2019E[(1)(4)]	2016	2017	2018	2019E[(1)(4)]
Operating Income on GAAP Basis	$ 21	$ 126	$ (47)	$ 89	$ 56	$ 66	$ 66	$ 67
CES mark-to-market (gains) losses[(2)]	21	(79)	110	(49)	-	-	-	-
Merger-related expenses[(3)]	-	-	-	-	-	-	-	22
Adjusted Operating Income	$ 42	$ 47	$ 63	$ 40	$ 56	$ 66	$ 66	$ 89

Notes: Refer to slide 3 for information on non-GAAP measures; CES - CenterPoint Energy Services; CIS - CenterPoint Energy Infrastructure Services

(1) 2019 results include actuals for January 1, 2019 through June 30, 2019 and projections for July 1, 2019 through December 31, 2019. Infrastructure Services was not a part of CenterPoint Energy until February 1, 2019. January 2019 actual results included an operating loss of $10 million as part of Vectren and are reflected above

(2) 2019 amount is for the six months ended June 30, 2019. The Company is unable to present a quantitative reconciliation of forward-looking adjustments used in providing earnings guidance

(3) Includes severance and incentive compensation costs, as well as amortization of intangibles attributable to construction backlog for the six months ended June 30, 2019. The Company is unable to present a quantitative reconciliation of forward-looking adjustments used in providing earnings guidance

(4) Represents the midpoint of the 2019 operating income estimates presented on slide 16

36